SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 9, 2003




                               TRITEAL CORPORATION
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)




               0-28660                          33-0548924
        (Commission File No.)         (IRS Employer Identification No.)


                      c/o GRAY CARY WARE & FREIDENRICH LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                            SAN DIEGO, CA 92121-2128
                           ATTN: JEFFRY A. DAVIS, ESQ.
              (Address of principal executive offices and zip code)




  Registrant's counsel's telephone number, including area code: (858) 677-1400

ITEM 5.  OTHER EVENTS.


On September 9, 2003, the Company issued a press release announcing the termination of the SEC investigation regarding the restatement of the Company's financial statements for its fiscal years 1996 and 1997 and first two fiscal quarters of 1998. Further detail regarding the statement is provided in the Company's press release relating to this event, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

          99.1     Press Release of TriTeal Corporation dated September 9, 2003



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRITEAL CORPORATION



Dated:   September 15, 2003              By:  /S/ JEFFREY G. BLACK
                                              --------------------------------
                                              Jeffrey G. Black
                                              Court-Appointed Responsible Person